SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 29, 2004

                           Ciphergen Biosystems, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                     000-31617             33-059-5156
(State or other jurisdiction of         [Commission          (I.R.S. Employer
 incorporation or organization)         File Number]      Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

      (c) Exhibits.

            99.1 Press Release, dated July 29, 2004.

Item 12. Results of Operations and Financial Condition

      On July 29, 2004, Ciphergen Biosystems, Inc. issued a press release announcing financial results for its fiscal second quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

      The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Ciphergen Biosystems, Inc.
                                    (Registrant)

Date: July 29, 2004                 By:  /s/ William Rich
                                        -----------------------------------
                                        William E. Rich
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

 Exhibit
  Number                              Description
  ------                              -----------
   99.1     Press Release issued by Ciphergen Biosystems, Inc. on July 29, 2004